SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  May 31, 1996

                    BALCOR REALTY INVESTORS 85 - SERIES II
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14351
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3327917
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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a) Forest Ridge Apartments, Phase II

As previously reported, on April 23, 1996, the Partnership contracted to sell Forest Ridge Apartments, Phase II, Dallas, Texas to an unaffiliated party, ERP Operating Limited Partnership, for a sale price of $11,100,000. The sale closed on June 7, 1996. From the proceeds of the sale, the Partnership paid the outstanding balance of the first mortgage loan of $7,870,116, legal fees of approximately $15,000 and a fee of $92,000 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. Pursuant to the agreement of sale, the purchaser paid all closing costs relating to the sale. The Partnership received approximately $3,104,000 representing the remaining proceeds. Of such proceeds, $500,000 is being retained by the Partnership and will not be available until 120 days after closing. Neither the General Partner nor its affiliates received a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

b)  Marbrisa Apartments

In 1985, Marbrisa Apartments, Hillsborough County, Florida, was acquired by a joint venture (the "Joint Venture") in which the Partnership was general partner and an affiliate of the seller of the property (the "JV Partner") was the limited partner. The Partnership and the JV Partner held interests in the Joint Venture of 85% and 15%, respectively. The Partnership contributed approximately $3,789,000 towards the purchase of the property. In 1986, the seller defaulted on certain of its obligations under its management agreement with the Partnership. Pursuant to the terms of the settlement agreement between the Partnership and the seller, the seller assigned its interest in the Joint Venture to the Partnership.

The property was acquired subject to first mortgage financing of approximately $6,695,000. The mortgage loan was refinanced in 1988 with a new loan in the amount of $5,700,000. The Partnership borrowed approximately $1,200,000 from the General Partner in connection with the refinancing. In 1993, the mortgage loan was again refinanced with a new mortgage loan in the amount of $5,500,000.

On May 31, 1996, the Joint Venture contracted to sell the property for a sale price of $8,100,000 to an unaffiliated party, Mid-America Apartments, L.P., a Tennessee limited partnership. The purchaser has deposited $81,000 into an escrow account as earnest money and will pay the remaining $8,019,000 at closing, scheduled for July 31, 1996. The Purchaser expects to assume the existing first mortgage loan which is expected to have an outstanding principal balance of approximately $5,375,000 at closing. If the purchaser is unable to obtain the consent of the holder of the loan to the assumption on or before July 10, 1996, the agreement of sale will be terminated.

Pursuant to the closing of the sale, the purchaser will pay all closing costs relating to the sale, except that the Joint Venture will pay one-half of the closing escrow fee and certain specified title costs. From the proceeds of the sale, the Joint Venture will pay $182,250 to a third party as a brokerage commission. An affiliate of the third party providing property management
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services for the property will receive a fee of $81,000 for services in connection with the sale of the property. In addition, an amount not to exceed $81,000 will be retained by the Partnership and will not be available until 60 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for its actual expenses incurred in connection with the sale, including legal fees.

The Partnership has simultaneously contracted to sell Steeplechase Apartments, described elsewhere in this report, and affiliates of the General Partner have simultaneously contracted to sell 7 other properties, to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER INFORMATION
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a) Rosehill Pointe Apartments

As previously reported, on April 23, 1996, the joint venture consisting of the Partnership and an affiliate which owned the Rosehill Pointe Apartments, Lenexa, Kansas, contracted to sell the property to an unaffiliated party, ERP Operating Limited Partnership, for a sale price of $20,700,000. The sale closed on June 7, 1996. From the proceeds of the sale, the Joint Venture paid the outstanding balance of the first and second mortgage loans totaling $15,537,677, legal fees of approximately $15,000 and a fee of $155,250 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The purchaser paid all closing costs relating to the sale. The Joint Venture received approximately $4,992,000 representing the remaining proceeds. Of such proceeds, $500,000 is being retained by the Partnership and will not be available until 120 days after closing. Neither the General Partner nor its affiliates received a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for its actual expenses incurred in connection with the sale. The sales proceeds will be distributed between the Partnership and the joint venture partner in accordance with their joint venture interests of approximately 38.38% and 61.62%, respectively. The Partnership will receive approximately $1,916,000 of proceeds.

b) Steeplechase Apartments

In 1985, the Partnership acquired the Steeplechase Apartments, Lexington-Fayette, Kentucky, utilizing $4,474,205 of Partnership proceeds. The property was acquired subject to first mortgage financing of approximately $7,975,000. In 1987, the mortgage loan was refinanced with a new mortgage loan in the amount of $6,400,000. In connection with the refinancing, the Partnership made a principal repayment of approximately $1,680,000, which was funded by a loan from the General Partner. The mortgage loan was refinanced again in 1993 with a new mortgage loan in the amount of $7,450,000. The Partnership received excess proceeds of approximately $1,200,000.

On May 31, 1996, the Partnership contracted to sell the property for a sale price of $11,500,000 to an unaffiliated party, Mid-America Apartments, L.P., a Tennessee limited partnership. The purchaser has deposited $115,000 into an escrow account as earnest money and will pay the remaining $11,385,000 at closing, scheduled for July 31, 1996. The purchaser will pay all closing costs relating to the sale, except that the Partnership will pay one-half of the closing escrow fee and specified title costs. From the proceeds of the sale, the Partnership will pay $172,500 to an affiliate of the third party providing property management services for the property as a brokerage commission. In addition, an amount not to exceed $115,000 will be retained by the Partnership and will not be available until 60 days after the closing. Neither the General Partner nor any of its affiliates will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale, including legal fees.

The Partnership has simultaneously contracted to sell Marbrisa Apartments, described elsewhere in this report, and affiliates of the General Partner have simultaneously contracted to sell 7 other properties, to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (2)  (a)(i)  Agreement of Sale relating to the sale of the Marbrisa apartment complex, Hillsborough County, Florida.

               (a)(ii) First Amendment to Agreement of Sale and Escrow
                       Agreement dated May 22, 1996 relating to the sale of the Marbrisa apartment complex, Hillsborough County, Florida.

               (b)(i) Master Amendment and Agreement relating to the sales of the Forest Ridge apartment complex, Phase II, Arlington, Texas and Rosehill Pointe apartment complex, Lenexa, Kansas.

               (b)(ii) Master Amendment and Agreement #2 dated May 22, 1996 relating to the sales of the Forest Ridge apartment complex, Phase II, Arlington, Texas and Rosehill Pointe apartment complex, Lenexa, Kansas.

          (99) (a)(i)  Agreement of Sale and attachment thereto relating to the sale of the Steeplechase apartment complex, Lexington-Fayette, Kentucky.

               (a)(ii) First Amendment to Agreement of Sale and Escrow
                       Agreement relating to the sale of the Steeplechase apartment complex, Lexington-Fayette, Kentucky.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 85 -SERIES II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVII, an Illinois
                                 general partnership, its general
                                 partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/  Jerry M. Ogle
                              ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary

Dated:  June 14, 1996
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